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                                                                    Exhibit 10.2



                              SONUS NETWORKS, INC.
                               INDEMNITY AGREEMENT

       This Indemnity Agreement (this "Agreement") is made and entered into effective as of the ___ day of ______, 2003, by and between Sonus Networks, Inc., a Delaware corporation (the "Corporation"), and _______________ (the "Indemnitee"), a director and/or officer of the Corporation.

       WHEREAS, it is essential to the Corporation to retain and attract as directors and/or officers the most capable persons available;

       WHEREAS, the possibility of corporate litigation subjects directors and officers to expensive litigation risks at the same time that the availability of directors' and officers' liability insurance is limited;

       WHEREAS, the Corporation has agreed to indemnify its Directors and officers so as to provide them with the maximum possible protection permitted by law; and

       WHEREAS, because the statutory indemnification provisions of the General Corporation Law of the State of Delaware, Section 145, expressly provide that they are non-exclusive, the Corporation is willing to agree to indemnify directors and officers who have entered into settlements of derivative suits or have paid judgments, fines or penalties therefor, provided they have not breached the applicable statutory standard of conduct; and

       WHEREAS, the General Corporation Law of the State of Delaware, Section 145, and the Corporation's Certificate of Incorporation and/or By-laws provide that indemnification of the Directors and officers of the Corporation may be authorized by agreement, and thereby contemplates that contracts of this nature may be entered into between the Corporation and the Indemnitee with respect to indemnification of the Indemnitee as a director and/or officer of the Corporation.

       NOW, THEREFORE, for good and valuable consideration, the sufficiency and adequacy of which is hereby acknowledged, the Corporation and the Indemnitee do hereby agree as follows:

       1. AGREEMENT TO SERVE. The Indemnitee agrees to serve or continue to serve as Director and/or officer of the Corporation for so long as he is duly elected or appointed or until such time as he tenders his resignation in writing or is otherwise terminated or removed from office.

       2. DEFINITIONS. As used in this Agreement:

            (a) The term "Proceeding" shall include any threatened, pending or completed action, suit, arbitration, administrative hearing or other proceeding, whether brought by or in the right of the Corporation or otherwise, whether brought while the Indemnitee is acting or serving as a Director and/or officer of the Corporation or subsequent to the Indemnitee serving in such capacity, and whether of a civil, criminal, administrative or investigative nature, and any appeal therefrom, in which the Indemnitee and/or the Corporation may be or may have been involved as a party or otherwise, (i) by reason of the status of the Indemnitee as a director and/or officer of the Corporation or as a director, partner, trustee, officer, employee or agent of another corporation, domestic or foreign, non-profit or for-profit, partnership, joint venture, trust or other enterprise at the request of the Corporation ("Corporate Status"),


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or (ii) by reason of any action alleged to have been taken by him or of any alleged inaction on his part in such Corporate Status.

            (b) The term "Expenses" shall include, without limitation, attorneys' fees, retainers, court costs, transcript costs, fees and expenses of experts, travel expenses, duplicating costs, printing and binding costs, telephone charges, postage, delivery service fees and other disbursements or expenses of the types customarily incurred in connection with investigations, judicial or administrative proceedings or appeals, and any expenses of establishing a right to indemnification under Paragraph 9 of this Agreement, in each case to the extent actually and reasonably incurred by a person. The term "Expenses" shall not include the amount of judgments, fines or penalties against Indemnitee or amounts paid in settlement in connection with such matters.

            (c) References to "other enterprise" shall include, without limitation, employee benefit plans; references to "fines" shall include, without limitation, any excise tax assessed with respect to any employee benefit plan; references to "serving at the request of the Corporation" shall include, without limitation, any service as a director and/or officer of the Corporation which imposes duties on, or involves services by, such director and/or officer with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner he or she reasonably believed to be in the best interests of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to be best interests of the Corporation" as referred to in this Agreement.

       3. PROCEEDINGS OTHER THAN BY OR IN THE RIGHT OF THE CORPORATION. The Corporation shall indemnify the Indemnitee in accordance with the provisions of this Agreement if the Indemnitee was or is a party to or threatened to be made a party to or otherwise involved in any Proceeding (other than a Proceeding by or in the right of the Corporation), by reason of the Indemnitee's Corporate Status or by reason of any action alleged to have been taken or omitted in such capacity, against all Expenses, judgments, fines, penalties and amounts paid in settlement actually and reasonably incurred by him or it on his or its behalf in connection with such Proceeding, if the Indemnitee acted in good faith and in a manner he or it reasonably believed to be in, or not opposed to, the best interests of the Corporation, and, with respect to any criminal Proceeding, had no reasonable cause to believe his or its conduct was unlawful, provided, that, in no event shall the Indemnitee be entitled to indemnification hereunder to the extent that such indemnification is prohibited by the General Corporation Law of the State of Delaware. The termination of Proceeding by judgment, order, settlement, conviction or upon a plea of NOLO CONTENDERE or its equivalent, shall not, of itself, create a presumption that the Indemnitee did not act in good faith and in a manner which he or it reasonably believed to be in, or not opposed to, the best interests of the Corporation, and, with respect to any criminal Proceeding, had reasonable cause to believe that his or its conduct was unlawful. Notwithstanding anything to the contrary in this Paragraph, except as set forth in Paragraph 9 below, the Corporation shall not indemnify the Indemnitee in connection with a Proceeding (or part thereof) initiated by the Indemnitee, as the case may be, unless the initiation thereof was approved by the Board of Directors of the Corporation.

       4. PROCEEDINGS BY OR IN THE RIGHT OF THE CORPORATION. The Corporation shall indemnify the Indemnitee in accordance with the provisions of this Agreement if the Indemnitee was or was or is a party to or threatened to be made a party to or otherwise involved in any Proceeding by or in the right of the Corporation to procure a judgment in its favor by reason of the Indemnitee's Corporate Status or by

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reason of any action alleged to have been taken or omitted in such capacity, against all Expenses and, to the extent permitted by law, amounts paid in settlement actually and reasonably incurred by him or it or on his or its behalf in connection with such Proceeding, if the Indemnitee acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the Corporation, except that no indemnification shall be made in respect of any claim, issue or matter as to which the Indemnitee shall have been adjudged to be liable to the Corporation unless and only to the extent that the Court of Chancery of Delaware or the court in which such Proceeding was brought shall determine upon application that, despite the adjudication of such liability but in view of all the circumstances of the case, the Indemnitee is fairly and reasonably entitled to indemnity for such Expenses which the Court of Chancery of Delaware or such other court shall deem proper.

       5. COSTS AND EXPENSES RELATING TO SERVICE AS A WITNESS. The Corporation shall indemnify the Indemnitee in accordance with the provisions of this Agreement with respect to all Expenses incurred or suffered by the Indemnitee as a result of the service, attendance or appearance by the Indemnitee as a witness (or in any other non-party capacity) in any Proceeding (including any part of a Proceeding such as appearance at a hearing, deposition or trial or any actions taken in response to any subpoena, order, discovery request or the like) if such service, attendance or appearance relates to or results from the Indemnitee's Corporate Status or by reason of any action alleged to have been taken or omitted in such capacity.

       6. INDEMNIFICATION FOR EXPENSES OF SUCCESSFUL PARTY. Notwithstanding the other provisions of this Agreement, to the extent that the Indemnitee has been successful, on the merits or otherwise, in defense of any Proceeding, or in defense of any claim, issue or matter therein, he shall be indemnified against Expenses actually and reasonably incurred by him or it or on his or its behalf in connection therewith. Without limiting the foregoing, if any Proceeding or any claim, issue or matter therein is disposed of, on the merits or otherwise (including a disposition without prejudice), without (i) the disposition being adverse to the Indemnitee, (ii) an adjudication that the Indemnitee was liable to the Corporation, (iii) a plea of guilty or nolo contendere by the Indemnitee,
(iv) an adjudication that the Indemnitee did not act in good faith and in a manner the Indemnitee reasonably believed to be in or not opposed to the best interests of the Corporation, and (v) with respect to any criminal Proceeding, an adjudication that the Indemnitee had reasonable cause to believe his conduct was unlawful, the Indemnitee shall be considered for the purposes hereof to have been wholly successful with respect thereto.

       7. NOTIFICATIONS AND DEFENSE OF CLAIM. As a condition precedent to his or its right to be indemnified, the Indemnitee must notify the Corporation in writing as soon as practicable of any Proceeding for which indemnity will or could be sought. With respect to any Proceeding of which the Corporation is so notified, the Corporation will be entitled to participate therein at its own expense and/or to assume the defense thereof at its own expense, with legal counsel reasonably acceptable to the Indemnitee. After notice from the Corporation to the Indemnitee of its election to assume such defense, the Corporation shall not be liable to the Indemnitee for any Expenses subsequently incurred by the Indemnitee in connection with such Proceeding, other than as provided below in this Paragraph 7. The Indemnitee shall have the right to employ his or its own counsel in connection with such Proceeding, but the Expenses of such counsel incurred after notice from the Corporation of its assumption of the defense thereof shall be at the expense of the Indemnitee unless (i) the employment of counsel by the Indemnitee has been authorized by the Corporation, (ii) counsel to the Indemnitee and to the Corporation shall have

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reasonably concluded that there may be a conflict of interest or position on any significant issue between the Corporation and the Indemnitee in the conduct of the defense of such Proceeding or (iii) the Corporation shall not in fact have employed counsel to assume the defense of such Proceeding, in each of which cases the Expenses of counsel for the Indemnitee shall be at the expense of the Corporation, except as otherwise expressly provided by this Agreement. The Corporation shall not be entitled, without the prior written consent of the Indemnitee, to assume the defense of any Proceeding brought by or in the right of the Corporation or as to which counsel for the Indemnitee shall have reasonably made the conclusion provided for in clause (ii) above. The
Corporation shall not be required to indemnify the Indemnitee under this Agreement for any amounts paid in settlement of any Proceeding affected without its written consent. The Corporation shall not settle any Proceeding in any manner that would impose any penalty or limitation on the Indemnitee without the Indemnitee's written consent. Neither the Corporation nor the Indemnitee will unreasonably withhold or delay its consent to any proposed settlement.

       8. ADVANCE OF EXPENSES. Subject to the provisions of Paragraph 9 below, in the event that the Corporation does not assume the defense pursuant to Paragraph 9 of this Agreement of any Proceeding of which the Corporation receives notice under this Agreement, any Expenses incurred by or on behalf of the Indemnitee in connection with any such Proceeding shall be paid by the Corporation in advance of the final disposition of such Proceeding, PROVIDED, HOWEVER, that the payment of such Expenses incurred by or on behalf of the Indemnitee in advance of the final disposition of such Proceeding shall be made only upon receipt of an undertaking by or on behalf of the Indemnitee to repay all amounts so advanced in the event that it shall ultimately be determined that the Indemnitee is not entitled to be indemnified by the Corporation as authorized in this Agreement. Such undertaking shall be accepted without reference to the financial ability of the Indemnitee to make repayment.

       9. PROCEDURE FOR INDEMNIFICATION. Any indemnification or advancement of Expenses pursuant to Paragraphs 3, 4, 6, or 8 of this Agreement shall be made promptly, and in any event within 60 days after receipt by the Corporation of the written request of the Indemnitee unless with respect to requests under Paragraphs 3, 4 or 8 the Corporation determines within such 60-day period that the Indemnitee did not meet the applicable standard of conduct set forth in Paragraph 3 or 4, as the case may be. Such determination shall be made in each instance by (a) a majority vote of the directors of the Corporation consisting of persons who are not at that time parties to the Proceeding in question ("DISINTERESTED DIRECTORS"), (b) a committee of two or more Disinterested Directors designated by a majority vote of the Disinterested Directors, (c) if there are no Disinterested Directors or if appointed by a majority vote of the Disinterested Directors, independent legal counsel (who may be regular legal counsel to the Corporation) or (d) by a majority vote of the stockholders of the Corporation. The right to indemnification or advances of Expenses as granted by this Agreement shall be enforceable by the Indemnitee in any court of competent jurisdiction if the Corporation denies such request, in whole or in part, or if no disposition thereof is made within the 60-day period referred to above. The Indemnitee's Expenses incurred in connection with successfully establishing his or its right to indemnification, in whole or in part, in any such Proceeding shall also be indemnified by the Corporation. Unless otherwise provided by law, the burden of proving that the Indemnitee is not entitled to indemnification or advancement of Expenses under this Agreement shall be on the Corporation.

         10. OTHER RIGHTS. The indemnification and advancement of Expenses provided by this Agreement shall not be deemed exclusive of any other rights to which the Indemnitee may be entitled

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under the Certificate of Incorporation of the Corporation, as amended and/or restated from time to time, the By-laws of the Corporation, as amended and/or restated from time to time, the General Corporation Law of the State of Delaware, any other law (common or statutory), and other agreement or any vote of stockholders or Disinterested Directors, or otherwise, both as to action in the Indemnitee's official capacity and as to action in any other capacity while holding office for the Corporation, and shall continue as to the Indemnitee even though the Indemnitee shall have ceased to be a director or officer, and shall inure to the benefit of the estate, heirs, executors and administrators of the Indemnitee.

       11. PARTIAL INDEMNIFICATION. If the Indemnitee is entitled under any provision of this Agreement to indemnification by the Corporation for some or a portion of the Expenses, judgments, fines, penalties or amounts paid in settlement actually and reasonably incurred by him or it or on his or its behalf in connection with any Proceeding but not, however, for the total amount thereof, the Corporation shall nevertheless indemnify the Indemnitee for the portion of such Expenses, judgments, fines, penalties or amounts paid in settlement to which the Indemnitee is entitled.

       12. ALLOWANCE FOR COMPLIANCE WITH SEC REQUIREMENTS. The Indemnitee acknowledges that the Securities and Exchange Commission ("SEC") has expressed the opinion that indemnification of directors and officers for liabilities under the Securities Act of 1933 ("ACT") is against public policy as expressed in the Act and is, therefore, unenforceable. The Indemnitee each hereby acknowledge and agree that it will not be a breach of this Agreement for the Corporation to undertake with the SEC in connection with the registration for sale of any shares or other securities of the Corporation from time to time that, in the event a claim for indemnification against such liabilities (other than the payment by the Corporation of expenses incurred or paid by a director or officer of the Corporation in the successful defense of any Proceeding) is asserted in connection with such shares or other securities being registered, the Corporation will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of competent jurisdiction on the question of whether or not such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue. The Indemnitee further agree that such submission to a court of competent jurisdiction shall not be a breach of this Agreement.

       13. REIMBURSEMENT TO CORPORATION BY INDEMNITEE; LIMITATION ON AMOUNTS PAID BY CORPORATION. To the extent the Indemnitee has been indemnified by the Corporation hereunder and later receives payments from any insurance carrier covering the same Expenses, judgments, fines, penalties, or amounts paid in settlement so indemnified by the Corporation hereunder, the Indemnitee shall immediately reimburse the Corporation hereunder for all such amounts received from the insurer.

       Notwithstanding anything contained herein to the contrary, the Indemnitee shall not be entitled to recover amounts under this Agreement which, when added to the amount of any insurance proceeds or indemnification payments made to, or on behalf of, the Indemnitee under the Certificate of Incorporation or By-laws of the Corporation, in the aggregate exceed the expenses, judgments, fines, penalties and amounts paid in settlement actually and reasonably incurred by the Indemnitee ("EXCESS AMOUNTS"). To the extent the Corporation or any insurance carrier has paid Excess Amounts to the Indemnitee the Indemnitee shall be obligated to immediately reimburse the Corporation for such Excess Amounts.

       14. CONTINUATION OF RIGHTS AND OBLIGATIONS. All rights and obligations of the Corporation, the Indemnitee hereunder shall continue in full force and effect despite the subsequent amendment or

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modification of the Corporation's Certificate of Incorporation or By-laws, as such are in effect on the date hereof, and such rights and obligations shall not be affected by any such amendment or modification, any resolution of directors or stockholders of the Corporation, or by any other corporate action which conflicts with or purports to amend, modify, limit or eliminate any of the rights or obligations of the Corporation, the Indemnitee hereunder.

       15. ASSIGNMENT. This Agreement shall not be assigned by the Corporation, the Indemnitee without the prior written consent of the other parties hereto, except that the Corporation may freely assign its rights and obligations under this Agreement to any subsidiary for whom the Indemnitee is serving as a director and/or officer thereof; provided, however, that no permitted assignment shall release the assignor from its obligations hereunder. Subject to the foregoing, this Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, successors and assigns, including, without limitation, any successor to the Corporation by way of merger, consolidation and/or sale or disposition of all or substantially all of the shares of the Corporation.

       16. SAVING CLAUSE. If this Agreement or any portion thereof shall be invalidated on any ground by any court of competent jurisdiction, the Corporation shall nevertheless indemnify the Indemnitee as to Expenses, judgments, fines, penalties and amounts paid in settlement with respect to any proceeding to the full extent permitted by any applicable portion of this Agreement that shall not have been invalidated or by any other applicable law.

       17. COUNTERPARTS. This Agreement may be executed in two or more fully or partially executed counterparts each of which shall be deemed an original binding the signer thereof against the other signing parties, but all counterparts together shall constitute one and the same instrument. Executed signature pages may be removed from counterpart agreements and attached to one or more fully executed copies of this Agreement.

       18. GOVERNING LAW. This Agreement shall be governed by and construed and enforced in accordance with, the laws of the State of Delaware. The Indemnitee may elect to have the right to indemnification or reimbursement or advancement of Expenses interpreted on the basis of the applicable law in effect at the time of the occurrence of the event or events giving rise to the applicable Proceeding, to the extent permitted by law, or on the basis of the applicable law in effect at the time such indemnification or reimbursement or advancement of Expenses is sought. Such election shall be made, by a notice in writing to the Corporation, at the time indemnification or reimbursement or advancement of Expenses is sought; provided, however, that if no such notice is given, and if the General Corporation Law of Delaware is amended, or other Delaware law is enacted, to permit further indemnification of the directors and officers, then the Indemnitee shall be indemnified to the fullest extent permitted under the General Corporation Law, as so amended, or by such other Delaware law, as so enacted.

       19. NOTICES. Any and all notices or elections permitted or required to be made under this Agreement shall be in writing, signed by the parties giving such notice or election and shall be delivered personally, or sent by registered or certified mail, return receipt requested, to the Company and the Indemnitee at their respective addresses shown below.

       20. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement of the parties hereto

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with respect to the subject matter contained herein and supersedes all prior agreements whether oral or written by any officer, employee or representative of any party hereto in respect of the subject matter contained herein; and any prior agreement of the parties hereto in respect of the subject matter contained herein is hereby terminated. For avoidance of doubt, the parties confirm that the foregoing does not apply to or limit the Indemnitee's rights under Delaware law or the Corporation's Certificate of Incorporation or By-Laws.

       21. MODIFICATION AND WAIVER. This Agreement may be amended from time to time to reflect changes in Delaware law or for other reasons. No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by both of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof nor shall any such waiver constitute a continuing waiver.

       22. ENFORCEMENT. The Corporation expressly confirms and agrees that it has entered into this Agreement in order to induce the Indemnitee to continue to serve as an officer or director of the Corporation, and acknowledges that the Indemnitee is relying upon this Agreement in continuing in such capacity.

         23. PRONOUNS AND NOUNS. Whenever the context may require, any pronouns used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular forms of nouns and pronouns shall include the pronouns shall include the plural and vice-versa.

       24. CAPTIONS. Captions of paragraphs have been added for convenience only and shall not be deemed to be a part of this Agreement.

       IN WITNESS WHEREOF, the parties hereby have caused this Agreement to be duly executed and signed effective as of the day and year first above written.


                                        SONUS NETWORKS, INC.

                                        By:
                                           -------------------------------------
                                        Name:
                                        Title:
                                        Address:
                                                 250 Apollo Drive
                                                 Chelmsford, MA  01824

                                        INDEMNITEE



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                                        Name:
                                        Address:
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